UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2022

JACK HENRY & ASSOCIATES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-14112	43-1128385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

663 Highway 60, P.O. Box 807, Monett, MO 65708
(Address of Principle Executive Offices) (Zip Code)

417-235-6652
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JKHY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) On May 2, 2022, the Board of Directors (the “Board”) of Jack Henry & Associates, Inc. (the “Company”) appointed Renee A. Swearingen to the role of Senior Vice President and Chief Accounting Officer, to be effective May 5, 2022. Ms. Swearingen was also designated as the principal accounting officer of the Company.

Ms. Swearingen, age 54, has served as the Vice President of Finance and Procurement for the Company since 2021 and as the Controller of the Company since 2001. She has served in various other roles in the Company’s financial function since joining the Company in 1996.
Ms. Swearingen has no family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Ms. Swearingen is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. As a result of this appointment, it is expected that Ms. Swearingen’s compensation will be increased, but no decision as to the new compensation terms have been made as of the date of this filing.

Kevin D. Williams, the Company’s Chief Financial Officer and Treasurer, who previously held the designation as the Company’s principal accounting officer, will continue to serve as the Company’s principal financial officer.

Additional information regarding Ms. Swearingen’s appointment is detailed in the Company’s press release dated May 4, 2022, the text of which is attached hereto as Exhibit 99.1.

Item 9.01
Financial Statements and Exhibits.

Exhibits

Exh.No. Description
99.1 Press release dated May 4, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date:	May 4, 2022	/s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer and Treasurer